EXCHANGE AGREEMENT

This Exchange Agreement is dated and effective as of May 9, 2017 (this “Agreement”) and is entered into by and between Textmunication Holdings, Inc., a Nevada corporation (the “Company”), and Wais Asefi.

WHEREAS, the Stockholder owns shares of the outstanding common stock of the Company, par value $0.0001 (the “Common Stock”);

WHEREAS, the Stockholder desires to exchange 1,750,000,000 shares of Common Stock that it owns (the “Shares”) all rights, title and interest therein or associated therewith in exchange for 2,000,000 shares of the Company’s Series C Convertible Preferred Stock, par value $0.0001 (the “Preferred Stock”), in accordance with the terms of this Agreement (collectively, the “Exchange”); and

WHEREAS, the parties intend that this transaction shall constitute a tax-free transfer pursuant to Section 721 of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto covenant and agree as follows:

1.       EXCHANGE OF SECURITIES

1.1.       Authorization of Preferred Stock. The Company has authorized the issuance of the Preferred Stock.

1.2.       Exchange of Securities. The Stockholder hereby agrees to transfer, contribute, assign and deliver to the Company, free and clear of any and all liens, charges, pledges or other encumbrances of any kind or nature (“Encumbrances”), and, in exchange and as consideration therefor, the Company hereby issues and delivers to the Stockholder, the Preferred Stock on the terms and conditions set forth in this Agreement.

1.3.       Further Assurances. At any time and from time to time after the date hereof, at the expense of the requesting party and without further consideration, each of the parties hereto will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation as may be reasonably requested in order to more effectively transfer, convey and assign to such other party and to confirm such party’s title to the Preferred Stock.

2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants, as of date hereof, to the Stockholder as follows (which representations and warranties shall survive the date hereof):

2.1.       Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has full power and authority to transact business as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business as currently conducted.

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2.2.       Corporate Power and Authority. The Company has all requisite legal and corporate power to execute, deliver and perform this Agreement and the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by the Company.

2.3.       Governmental Consents. Except for the filing of the Certificate of Designation of Series C Convertible Preferred Stock of Textmunication Holdings, Inc. with the Secretary of State of the State of Nevada, no other consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any United States or other governmental authority on the part of the Company is or will be required in connection with the consummation of the transactions contemplated hereby.

2.4.       Non-Contravention. Neither the execution nor delivery by the Company of this Agreement nor the consummation by the Company of the transactions contemplated hereby will violate, conflict with or result in any breach of the Certificate of Incorporation or Bylaws of the Company, or any judgment, decree, order, law, rule or regulation applicable to the Company.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE STOCKHOLDER

The Stockholder hereby represents and warrants to and agrees with the Company as of date hereof (which representations and warranties shall survive the date hereof):

3.1.       Title to Securities. The Stockholder owns beneficially and of record, free and clear of all Encumbrances, the Shares. There is no restriction affecting the ability of the Stockholder to transfer the legal and beneficial title and ownership of the Shares to the Company and, upon delivery thereof to the Company pursuant to the terms of this Agreement, the Company will acquire record and beneficial title to the Shares, free and clear of all Encumbrances.

3.2.       Stockholder’s Authority to Execute and Perform Agreement. The Stockholder is a company duly formed, validly existing and in good standing under the laws of the State of Nevada and has full power, authority and all approvals required by law to enter into this Agreement and to perform its obligations hereunder. The Stockholder has duly executed and delivered this Agreement, and this Agreement is the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms. The execution, delivery and performance of this Agreement by the Stockholder does not and will not result in any violation of or conflict with, or constitute a default under (i) any contract, agreement, document or instrument to which the Stockholder is party or by which the Stockholder or any of the Stockholder’s properties are bound, or (ii) any law, rule, regulation, judgment or order to which the Stockholder is subject.

3.3.       Accredited Investor. The Stockholder is an “accredited investor” as such term is defined in Regulation D under the Securities Act of 1933, as amended (“Securities Act”).

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3.4.       Purchase for Investment; Residence. The Stockholder is acquiring the Preferred Stock for investment for its account and not with a view to the distribution or public offering thereof within the meaning of the Securities Act. The Stockholder understands that the Preferred Stock has not been registered under the Securities Act and may not be sold or transferred without such registration or an exemption therefrom. The Stockholder is sufficiently experienced in financial and business matters to be capable of evaluating the risk of investment in the Company and to make an informed decision relating thereto or has engaged and used an experienced investment advisor to assist the Stockholder to evaluate the risk of investment in the Company. The Stockholder has the financial capability for making the investment, can afford a complete loss of the investment, and the investment is a suitable one for the Stockholder. Prior to the execution and delivery of this Agreement, the Stockholder has had the opportunity to ask questions of and receive answers from representatives of the Company and the Company concerning the finances, operations, business and prospects of the Company.

4.       REPRESENTATIONS AND WARRANTIES OF BOTH PARTIES

4.1.       Exemption from Registration. The Exchange and, assuming the representations and warranties set forth in this Section 4.1 are true and correct as of the date of conversion of the Preferred Stock, the conversion of the Preferred Stock into shares of Common Stock (the “Conversion”), is and will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to, inter alia, the provisions of Section 3(a)(9) thereof. The Company has complied with respect to the Exchange, and will comply, with respect to the Conversion, in all material respects with such provisions and, without limiting the generality thereof, has not paid, with respect to the Exchange, and will not pay, with respect to the Conversion, to any person, directly or indirectly, any commission or other remuneration for soliciting the Exchange or the Conversion. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf: (i) has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the Exchange or the Conversion; (ii) in the three months prior to the date of this Agreement, has, other than the transactions contemplated with respect to the Preferred Stock as set forth in this Agreement or the Conversion, directly or indirectly, made any offers or sales of any security or solicited any offers to buy or exchange any security, under any circumstances that would require registration of the Preferred Stock or the shares of Common Stock issuable upon Conversion thereof under the Securities Act; or (iii) has issued or will issue any shares of securities or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the Exchange or the Conversion for purposes of the Securities Act or of any applicable stockholder approval provisions, nor will the Company or any of its affiliates take any action or steps that would require registration of the Preferred Stock or shares of Common Stock issuable upon Conversion under the Securities Act. The covenants set forth in this Section 4.1 shall terminate at such time as all of the shares of Preferred Stock have been converted into shares of Common Stock.

5.       MISCELLANEOUS

5.1.       Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by e-mail or facsimile transmission, (iii) sent by recognized overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

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If to the Company:

Address of Principal Executive Offices:	1940 Contra Costa Blvd
Pleasant Hill, CA 94523

If to the Stockholder, as set forth on the signature page hereto.

5.2.       Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

5.3.       Modifications, Amendments and Waivers. The terms and conditions of this Agreement may be modified, amended or waived only by written agreement executed by all parties hereto. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

5.4.       Assignment. Neither this Agreement, nor any right hereunder, may be assigned by any of the parties hereto without the prior written consent of the other parties.

5.5.       Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third party beneficiary of this Agreement.

5.6.       Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the internal laws of the State of Nevada, without giving effect to the conflict of law principles thereof.

5.7.       Severability. In the event that any court of competent jurisdiction shall finally determine that any provision, or any portion thereof, contained in this Agreement shall be void or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court determines it enforceable and, as so limited, shall remain in full force and effect. In the event that such court shall determine any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

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5.8.       Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect, or be considered in construing or interpreting the meaning or construction of any of the terms or provisions hereof.

5.9.       Enforcement. Each of the parties hereto acknowledges and agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other party were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other party and to enforce specifically the terms and provisions hereof in any federal or state court to which the parties have agreed hereunder to submit to jurisdiction.

5.10.       Reliance. The parties hereto agree that, notwithstanding any right of any party to this Agreement to investigate the affairs of any other party to this Agreement, the party having such right to investigate shall have the right to rely fully upon the representations and warranties of the other party expressly contained in this Agreement and on the accuracy of any schedule or other document attached hereto or referred to herein or delivered by such other party or pursuant to this Agreement.

5.11.       Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(Remainder of page intentionally left blank. Signature page(s) to follow.)

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IN WITNESS WHEREOF, the parties have executed and delivered this Exchange Agreement as of the date first written above.

Textmunication Holdings, Inc.

By:
David Thielen, COO

Wais Asefi

By:
Name:	Wais Asefi

ADDRESS:

Telephone:
Email:

Signature page to Exchange Agreement

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